Exhibit 10.15 Amendment Agreement dated May 28, 2008 with CY Foundation

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”) is dated as of May ______, 2008.

BETWEEN:

LAS VEGAS FROM HOME.COM ENTERTAINMENT INC., a company having an office at Suite 1501 – 700  West Georgia Street, Vancouver, British Columbia,

(“Las Vegas”);

OF THE FIRST PART

AND:

C Y FOUNDATION GROUP LIMITED., a company having an office at 17th Floor, Silver Base Centre, 200 Gloucester Road, Wanchai, Hong Kong,

(“CY Foundation”)

OF THE SECOND PART

WHEREAS:

A.

On December 28, 2007 Las Vegas and CY Foundation entered into and executed a Definitive Agreement on terms and conditions as more particularly described in Exhibit “A” to this Agreement (the “Definitive Agreement”);

B.

On December 28, 2007, MT Ventures Inc. (“MTV”) , a wholly owned subsidiary of Las Vegas entered into a Software License Agreement with Billion Cosmos Investment Limited (“Billion Cosmos”), a wholly owned subsidiary of CY Foundation on terms and conditions as more particularly described in Exhibit “B” to this Agreement (the “Software License Agreement”);

C.

By means of a letter from Billion Cosmos dated 17 April, 2008 addressed to MTV and as more particularly described in Exhibit “C” to this Agreement, Billion Cosmos provided notice to

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)

MTV of its termination of the Software License Agreement pursuant to Clause 5.3 of the Software License Agreement;

D.

MTV has accepted the termination of the Software License Agreement and has agreed that Clause 6.2 of the Software License Agreement has ceased to have any effect and will not apply anytime before or after the termination of the Software License Agreement, and;

E.

Las Vegas and CY Foundation are desirous to terminate the Definitive Agreement as soon as possible but no later than May 30, 2008.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

1.

CY Foundation agrees to pay to Las Vegas the sum of Canadian $500,000 [Five Hundred Thousand Canadian Dollars] (the “Consideration”) for the cancellation of the Definitive Agreement and,

2.

Upon receipt of the Consideration by Las Vegas, the Definitive Agreement shall be considered as terminated and of no further force or effect.

Time shall be of the essence of this Agreement.  For greater certainty, in the event that Las Vegas does not receive the Consideration from CY Foundation by May 30, 2008, then this Agreement shall expire and shall be of no further force or effect, and the parties hereto shall abide by the terms and conditions of the Definitive Agreement which shall remain unaltered and in full force and effect.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be considered one and the same agreement.  A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LAS VEGAS FROM HOME.COM ENTERTAINMENT INC. Per:
Name: Jacob H. Kalpakian Title: President I/We have the authority to bind the corporation

C Y FOUNDATION GROUP LIMITED. Per:
Name: Title: I/We have the authority to bind the corporation

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)

Exhibit 10.15 Amendment Agreement dated May 28, 2008 with CY Foundation

Exhibit “A”

(Definitive Agreement dated December 28, 2007)

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)

Exhibit 10.15 Amendment Agreement dated May 28, 2008 with CY Foundation

Exhibit “B”

(Software License Agreement dated December 28, 2007)

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)

Exhibit 10.15 Amendment Agreement dated May 28, 2008 with CY Foundation

Exhibit “C”

(Termination Letter from Billion Cosmos to MTV dated April 17, 2008)

2008-05-23 Amendment Agreement (BK Comments#2 May 27 2008- V2-Clean)